UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Financial Institutions, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Craig S. Wittlin, Esq. Harter Secrest & Emery LLP 1600 Bausch & Lomb Place Rochester, NY 14604-2711 (585) 231-1260	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Financial Institutions, Inc., a New York corporation (“FISI” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shareholders in connection with its 2016 Annual Meeting of Shareholders to be held on Friday, June 3, 2016, at 10:00 a.m., local time, at FISI’s corporate headquarters in Warsaw, New York and at any and all adjournments or postponements thereof (the “2016 Annual Meeting”). On April 19, 2016, FISI filed with the SEC its definitive proxy statement and accompanying definitive BLUE proxy card in connection with its solicitation of proxies to be used at the 2016 Annual Meeting.

Letter Sent to 401(k) Plan Participants on May 9, 2016

Attached hereto is a letter first sent on May 9, 2016 from Martin K. Birmingham, President and Chief Executive Officer of FISI, to participants in the Financial Institutions, Inc. 401(k) Plan (the “401(k) Plan”) who hold shares of FISI common stock in their 401(k) Plan accounts. The letter provides instructions on how such 401(k) Plan participants can vote such shares of common stock at the 2016 Annual Meeting.

Important Additional Information And Where To Find It

Financial Institutions, Inc. (“FISI”) its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. On April 19, 2016, FISI filed a definitive proxy statement and accompanying definitive BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. Information regarding the names of FISI’s directors and executive officers and their respective interests in FISI by security holdings or otherwise can be found in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING BLUE PROXY CARD AND OTHER DOCUMENTS FILED BY FINANCIAL INSTITUTIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying BLUE proxy card, and other documents filed by FISI with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of FISI’s corporate website at www.fiiwarsaw.com, by writing to FISI’s Corporate Secretary at Financial Institutions, Inc., 220 Liberty Street, Warsaw, New York 14569, or by calling FISI’s Corporate Secretary at (585) 786-1100.

May 9, 2016

Dear <<NAME>>:

This communication is being sent to you as a holder of shares of Financial Institutions, Inc. common stock in your Financial Institutions, Inc. 401(k) Plan account. You have an opportunity to direct the voting of the shares held by the 401(k) Plan by executing the proxy card or voting instruction form you have received by mail at your home address from First Coast Results, who is managing the tabulation of the 401(k) Plan shares. The Company’s 2016 Annual Meeting of Shareholders is scheduled for June 3, 2016. As such, I wanted to provide information for those of you who would like to ensure that your shares are voted at this important annual meeting of shareholders.

Unlike with prior annual meetings of shareholders, this year, Clover Partners, L.P is seeking to have two proposed nominees elected to our Board, rather than two of our director nominees. As always, your vote is important. This year, you may receive multiple sets of proxy voting materials from the Company and you may receive proxy voting materials from Clover Partners, as well.

To ensure that your shares are counted at this important annual shareholders’ meeting, please take a moment to review the instructions below.

•	Financial Institutions, Inc. proxy materials contain the BLUE proxy card or BLUE voting instruction form. To vote to elect the Company’s nominees, you will need to use the BLUE proxy card or voting instruction form.

•	Should you receive materials from Clover Partners, it will include a WHITE proxy card or WHITE voting instruction form. If you vote Clover’s WHITE proxy card or voting instruction form, it will cancel any vote you have made on Financial Institutions, Inc.’s BLUE proxy card or voting instruction form. A withhold vote from Clover’s nominee(s), is not the same as voting FOR the Company’s nominees and does not result in a vote FOR the Company’s nominee(s).

•	PLEASE NOTE: Only your latest dated proxy card or voting instruction form will count.

Any votes you cast with respect to shares held through Financial Institutions, Inc. 401(k) plan will be confidential.

We strongly recommend that you vote your shares whether by proxy card or voting instruction form, or via the phone or internet, as described above, as soon as possible. Your 401(k) voting direction must be completed by May 31, 2016.

In order to vote your shares, you need to use the information and the CONTROL NUMBER that is printed on the proxy card or voting instruction form that you select.

220 Liberty Street | P.O. Box 227 | Warsaw, NY 14569-0227

If you have any questions concerning the voting process, please do not hesitate to seek a response by contacting Sonia Dumbleton at smdumbleton@five-starbank.com or by following the instructions included in your proxy mailing.

Sincerely,

<<Martin K. Birmingham>>

Martin K. Birmingham

President and Chief Executive Officer

Important Additional Information And Where To Find It

Financial Institutions, Inc. (“FISI”) its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. On April 19, 2016, FISI filed a definitive proxy statement and accompanying definitive BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from FISI’s shareholders in connection with the matters to be considered at FISI’s 2016 Annual Meeting of Shareholders. Information regarding the names of FISI’s directors and executive officers and their respective interests in FISI by security holdings or otherwise can be found in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING BLUE PROXY CARD AND OTHER DOCUMENTS FILED BY FINANCIAL INSTITUTIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying BLUE proxy card, and other documents filed by FISI with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of FISI’s corporate website at www.fiiwarsaw.com, by writing to FISI’s Corporate Secretary at Financial Institutions, Inc., 220 Liberty Street, Warsaw, New York 14569, or by calling FISI’s Corporate Secretary at (585) 786-1100.

220 Liberty Street | P.O. Box 227 | Warsaw, NY 14569-0227